UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 3, 2005
                        (Date of earliest event reported)


                          21ST CENTURY HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                        0-2500111               65-0248866
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


       3661 West Oakland Park Blvd., Suite 300
                Lauderdale Lakes, FL                           33311
      -----------------------------------------             ----------
      (Address of principal executive offices)              (Zip Code)


           Registrant's telephone number, including area code: (954) 581-9993
                                                               --------------

                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

      On March 3, 2005, the Board of Directors designated Kent M. Linder as an Executive Officer of 21st Century Holding Company (the "Company") in the position of Chief Operating Officer, effective immediately. Mr. Linder has served as the Company's Chief Operating Officer since 2003. The Board's determination of Executive Officer status for Mr. Linder acknowledges his current executive role in the operations of the Company.

      Prior to his Chief Operating Officer position, Mr. Linder served the Company as Director of Franchise Development and previous to that as the President of Federated Agency Group, Inc. Prior to joining the Company's management team in 1998, Mr. Linder owned and operated a group of 18 insurance agencies in the Orlando, Florida area. Mr. Linder acquired his management experience while spending 12 years with United Parcel Service, in which he served in various management positions. Mr. Linder holds a bachelor's degree from the University of South Florida in Finance and is a licensed 220 property and casualty agent and 215 life agent. Mr. Linder is currently 42 years old.

      Mr. Linder is not currently party to an employment agreement or any other such binding agreement with the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    21ST CENTURY HOLDING COMPANY


Date:  March 8, 2005                By: /s/  Richard A. Widdicombe
                                        ----------------------------------------
                                    Name:    Richard A. Widdicombe
                                    Title:   Chief Executive Officer
                                             (Principal Executive Officer)

Date:  March 8, 2005                By: /s/  J. Gordon Jennings III
                                        ----------------------------------------
                                    Name:    J. Gordon Jennings III
                                    Title:   Chief Financial Officer
                                             (Principal Accounting and Financial
                                             Officer)